The PNC Financial Services Group Third Quarter 2021 Earnings Conference Call October 15, 2021 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2020 Form 10-K and subsequent Form 10-Qs, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Non-GAAP financial information includes adjusted financial metrics such as fee income, tangible book value, pretax, pre-provision earnings, net interest margin, return on tangible common equity, and other adjusted metrics (including adjustments for merger and integration costs). Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 1

Third Quarter 2021 Highlights

PNC

- Solid financial performance
  - Results include full quarter benefit of BBVA USA business
  - Record revenue driven by strong PNC legacy fee income
  - Expenses elevated due to integration costs and higher fee-generating business activity
  - Spot loan balances were down linked quarter; positive signs in PNC legacy portfolio which grew 2% excluding PPP forgiveness
- Completed conversion of BBVA USA into PNC Bank, NA
  - Announced, closed, and converted acquisition in under a year
  - Cost saves of $900 million remain on track
- Credit quality remains at historically strong levels
- Maintained robust capital and liquidity position

	Reported	Adjusted (non-GAAP)
EPS	$3.30	$3.75
ROA	1.06%	1.19%
ROE	10.95%	12.44%
ROTCE	14.03%	15.94%
Efficiency	69%	64%

– Adjusted metrics are calculated without the impact of $243 million in pre-tax integration costs. See non-GAAP reconciliations in the appendix for calculations of ROTCE (Return on Average Tangible Common Equity) and adjusted EPS, ROA (Return on Average Assets), ROE (Return on Average Common Equity), ROTCE, and Efficiency.

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Balance Sheet: Well-Positioned to Serve Customers 3 9/30/21 vs. 6/30/21 9/30/21 vs. 9/30/20 Spot balances; $ billions 9/30/21 $ Chg. % Chg. $ Chg. % Chg. Total loans $290.2 ($4.5) (2%) $40.9 16% Investment securities $125.6 ($0.9) (1%) $34.4 38% Federal Reserve Bank (FRB) balances $75.1 $3.2 4% $4.5 6% Deposits $448.9 ($4.0) (1%) $93.8 26% Borrowed funds $33.5 ($1.3) (4%) ($8.6) (20%) Common shareholders’ equity $51.3 $0.2 0% $1.5 3% 9/30/21 6/30/21 Chg. 9/30/20 Chg. Basel III common equity Tier 1 (CET1) capital ratio 10.2% 10.1% 10 bps 11.7% (150) bps Tangible book value per common share (non-GAAP) $94.82 $93.83 1% $95.71 (1%) − Basel III common equity Tier 1 capital ratio – Sept. 30, 2021 ratio is estimated. Details of the calculation are in the capital ratios table in the financial highlights section of the earnings release. − Tangible book value per common share (non-GAAP) – See reconciliation in appendix.

$294.7 $290.2 +$1.0 ($1.1) +$3.7 ($3.3) ($4.8) 6/30/2021 Legacy PPP BBVA USA 9/30/2021 Consumer Commercial Balance Sheet: Loan Portfolio Composition 4 Average Loans Growth Driven by Acquisition of BBVA USA $73.2 $79.8 $95.0 $164.9 $175.8 $196.3 $238.1 $255.6 $291.3 3.38% 3.38% 3.32% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 0 50 100 150 200 250 300 1Q21 2Q21 3Q21 Consumer Commercial Average Loan Yield BBVA USA Decline PPP Forgiveness Linked Quarter Change in Spot Loans Growth in PNC Legacy Core Commercial and Consumer Loans − Average PPP loans for the periods shown in the chart to the left were $9.3 billion in 3Q21, $13.1 billion in 2Q21, and $12.6 billion in 1Q21. − PNC legacy core commercial loans exclude the impact of PPP forgiveness. − As of 9/30/21 and 6/30/21, respectively, BBVA USA added $33.1 and $36.4 billion in commercial loans ex. PPP, $20.9 and $22.0 billion in consumer loans, and $1.7 and $2.1 billion in PPP loans. +$4.7 ($4.4) ($4.8) Av er ag e ba la nc es , $ b ill io ns Sp ot b al an ce s, $ b ill io ns  PNC Legacy: Strong growth in Corporate Banking, Asset-Based Lending, and Residential Mortgage  BBVA USA: Decline primarily driven by intentional runoff to right size certain portfolios PNC Legacy Growth

$452.9 $448.9 +$3.2 ($1.1) +$2.2 ($8.3) 6/30/2021 Legacy BBVA USA 9/30/2021 Noninterest-bearing Interest-bearing Balance Sheet: High Quality Low Cost Deposit Base 5 Av er ag e ba la nc es , $ b ill io ns Average Deposits Growth Driven by Acquisition of BBVA USA Linked Quarter Change in Spot Deposits Intentional Decline in Certain BBVA USA Portfolios Sp ot b al an ce s, $ b ill io ns $113.3 $132.3 $155.9 $252.1 $269.4 $298.5 $365.4 $401.7 $454.4 0.06% 0.05% 0.04% -0.70% -0.50% -0.30% -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 0 50 100 150 200 250 300 350 400 450 500 1Q21 2Q21 3Q21 Noninterest-bearing Interest-bearing Average Deposit Rate − As of 9/30/21 and 6/30/21, respectively, BBVA USA added $43.6 and $51.9 billion in interest-bearing deposits and $29.2 and $30.3 billion in noninterest-bearing deposits. NIBBBVA USA Decline PNC Legacy Growth +$5.4 ($9.4)  PNC Legacy: Higher levels of commercial and consumer liquidity  BBVA USA: Runoff reflected pricing rationalization in select deposit portfolios

Balance Sheet: Opportunity to Deploy Excess Liquidity 6 Sp ot b al an ce s, $ b ill io ns − Securities yield and Avg. IOR (Average daily rate for Interest on Reserve balances held at the Federal Reserve) presented as averages for the quarter indicated by the respective period end date. − At 6/30/21 BBVA USA added $12.0 billion in Federal Reserve Bank balances and $17.6 billion in Securities balances. Spot Securities and Federal Reserve Bank (FRB) Balances $84.9 $85.8 $71.9 $75.1 $88.8 $98.3 $126.5 $125.6 0.86% 1.34% 1.59% 1.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 20 40 60 80 100 120 140 12/31/20 3/31/21 6/30/21 9/30/21 FRB Balances Securities Average 10-Yr Treasury Yield Securities Yield Avg. IOR 2.08% 1.97% 1.75% 1.54% 0.10% 0.10% 0.11% 0.15% +$9.5 +$28.2 PNC Legacy: +$10.6 BBVA USA: +$17.6 ($0.9) +$5.4 4Q21 Forward Settling Securities

Income Statement: Record Revenue 7 − Non-GAAP reconciliations in the appendix slides. − Integration costs include integration expense of $235 million and $101 million in 3Q21 and 2Q21 and contra-revenue of ($8) million and ($10) million in 3Q21 and 2Q21. − Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, a reconciliation of which is provided in the appendix. 3Q21 vs. 2Q21 3Q21 vs. 3Q20 $ millions 3Q21 $ Chg. % Chg. $ Chg. % Chg. Revenue $5,197 $530 11% $916 21% Noninterest expense 3,587 537 18% 1,056 42% Pretax, pre-provision earnings (non-GAAP) $1,610 ($7) (0%) ($140) (8%) Integration costs 243 132 119% --- --- Pretax, pre-provision earnings ex. integration costs (non-GAAP) $1,853 $125 7% --- --- Provision for (recapture of) credit losses ($203) ($505) n/m ($255) n/m Net income $1,490 $387 35% ($42) (3%) 3Q21 2Q21 Chg. 3Q20 Chg. Noninterest income to total revenue 45% 45% --- 42% 3 ppt Net interest margin 2.27% 2.29% (2 bps) 2.39% (12 bps) Diluted EPS $3.30 $2.43 36% $3.39 (3%) Diluted EPS ex. integration costs (non-GAAP) $3.75 $2.64 42% --- ---

Income Statement: Diversified Revenue Sources Drive Growth 8 Total Revenue Strong Noninterest Income $1,872 $2,086 $2,341 $2,348 $2,581 $2,856 $4,220 $4,667 $5,197 2.27% 2.29% 2.27% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0 1000 2000 3000 4000 5000 1Q21 2Q21 3Q21 Noninterest Income Net Interest Income NIM Details of Revenue Well Positioned for Fee Growth in BBVA USA Geographies 2Q21 3Q21 $ millions PNC Legacy + BBVA USA + Integration Costs =Reported PNC Legacy + BBVA USA + Integration Costs = Reported Net interest income $2,345 $236 --- $2,581 $2,324 $532 --- $2,856 Asset management 235 4 --- 239 238 10 --- 248 Consumer services 442 15 --- 457 449 47 --- 496 Corporate services 661 27 --- 688 768 74 --- 842 Residential mortgage 100 3 --- 103 141 6 --- 147 Service charges on deposits 118 13 --- 131 112 47 --- 159 Fee income $1,556 $62 --- $1,618 $1,708 $184 --- $1,892 Other noninterest income 460 18 (10) 468 428 29 (8) 449 Noninterest income $2,016 $80 ($10) $2,086 $2,136 $213 ($8) $2,341 $ m ill io ns − NIM – Net interest margin, calculated based on average balances and using taxable-equivalent net interest income, a non-GAAP measure, a reconciliation of which is provided in the appendix. − BBVA USA net interest income in 2Q21 included a $30 million benefit from purchase accounting accretion.

Income Statement: Focused on Controlling Expenses 9 $ m ill io ns $2,574 $2,770 $2,846 $179 $506 $101 $235 $2,574 $3,050 $3,587 0 500 1000 1500 2000 2500 3000 3500 1Q21 2Q21 3Q21 PNC BBVA USA Integration Expense Noninterest Expense Impacted by BBVA USA and Higher Business Activity Details of Noninterest Expense Positioned to Improve Efficiency as Cost Saves are Realized Adjusted Efficiency Ratio: 63% − Efficiency ratio calculated as noninterest expense divided by total revenue. − Adjusted efficiency (non-GAAP) – See the reconciliation in the appendix. Adjusted Efficiency Ratio: 64% 2Q21 3Q21 $ millions PNC Legacy + BBVA USA + Integration Expense = Reported PNC Legacy + BBVA USA + Integration Expense = Reported Personnel $1,519 $97 $24 $1,640 $1,594 $252 $140 $1,986 Occupancy 205 12 0 217 205 42 1 248 Equipment 316 10 0 326 308 42 5 355 Marketing 71 3 0 74 86 4 13 103 Other 659 57 77 793 653 166 76 895 Noninterest expense $2,770 $179 $101 $3,050 $2,846 $506 $235 $3,587 Efficiency Ratio: 65% Efficiency Ratio: 69%Efficiency Ratio: 61%

Credit: Strong Credit Quality Performance 10 − 2Q21 charge-offs included $248 million related to BBVA USA that were primarily related to required purchase accounting treatment. − NCO / Average Loans represents annualized net charge-offs (NCO) to average loans for the three months ended. − Delinquencies represents accruing loans past due 30 days or more. Delinquencies to Total Loans represents delinquencies divided by spot loans. − Under the CARES Act credit reporting rules, certain loans modified due to pandemic-related hardships were considered current and not reported as past due for the dates shown. $0 $1,238 $1,363 $1,146 $1,290 $1,396 0 500 1000 1500 2000 2500 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21$0 $2,085 $2,286 $2,138 $2,779 $2,528 0 500 1000 1500 2000 2500 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 $ m ill io ns Nonperforming Loans Delinquencies Net Charge-Offs $155 $229 $146 $306 $81 0 500 1000 1500 2000 2500 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 Credit Quality Metrics 3Q20 4Q20 1Q21 2Q21 3Q21 NPLs / Total Loans (Period End) 0.84% 0.94% 0.90% 0.94% 0.87% Delinquencies / Total Loans (Period End) 0.50% 0.56% 0.48% 0.44% 0.48% NCOs / Average Loans 0.24% 0.37% 0.25% 0.48% 0.11% Allowance for Credit Losses to Total Loans 2.58% 2.46% 2.20% 2.16% 2.07% Pre-BBVA USA Pre-BBVA USA Pre-BBVA USA

Outlook: Fourth Quarter 2021 Compared to Third Quarter 2021 11 − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans excluding PPP loans, net interest income, fee income, and noninterest expense excluding integration expense outlooks represent estimated percentage change for fourth quarter 2021 compared to the respective third quarter 2021 figure presented in the table above. − The range for other noninterest income excludes net securities gains and activities related to Visa Class B common shares. − Average loans excluding PPP loans (non-GAAP) of $282.0 billion in 3Q21 exclude $9.3 billion in average PPP loans in 3Q21. − Noninterest expense excluding integration costs (non-GAAP) – See the reconciliation in the appendix. ($ millions; except average loans, $ billions) 3Q21 4Q21 Guidance Average loans excluding PPP loans (non-GAAP) $282.0 Up modestly Net interest income $2,856 Up modestly Fee income $1,892 Down 3 – 5% Other noninterest income $449 $375 - $425 million Noninterest expense excluding integration expense (non-GAAP) $3,352 Down 3 – 5% Net charge-offs $81 $100 - $150 million

Appendix: Cautionary Statement Regarding Forward-Looking Information 12 This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties.  Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness, − Impacts of tariffs and other trade policies of the U.S. and its global trading partners, − The length and extent of the economic impacts of the COVID-19 pandemic, − The impact of the results of the 2020 U.S. elections, including on the regulatory landscape, capital markets, tax policy, infrastructure spending and social changes, and − Commodity price volatility.

Appendix: Cautionary Statement Regarding Forward-Looking Information 13  Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our view that: − The U.S. economy is in an economic recovery, following a very severe but very short economic contraction in the first half of 2020 due to the COVID-19 pandemic and public health measures to contain it. − With the passage of the American Rescue Plan Act of 2021 and continued vaccine distribution, economic growth picked up in first half of 2021, and real GDP returned to its pre- pandemic level in the second quarter of 2021. The Delta variant and supply chain difficulties have been drags on growth in the second half of 2021, although the economy continues to expand. Growth will pick up at the end of 2021 as the impact of the Delta variant fades and supply chains normalize and will remain solid into 2022. Employment in September 2021 was still down by almost 5 million from before the pandemic; PNC expects employment to return to its pre-pandemic level in mid- 2022. − Compared to the spring of 2020 (when prices were falling), inflation accelerated in mid-2021 due to strong demand in specific segments and supply chain disruptions. Inflation has started to slow on a month-over-month basis but will remain elevated in the near term. − PNC expects the Federal Open Market Committee to keep the fed funds rate in its current range of 0.00 to 0.25 percent until mid-2023.  PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process.  PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models.  Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, consumer protection, bank capital and liquidity standards, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement Regarding Forward-Looking Information 14  Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.  Our acquisition of BBVA USA Bancshares, Inc. presents us with risks and uncertainties related to the integration of the acquired business into PNC including: − The business of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, going forward may not perform as we currently project or in a manner consistent with historical performance. As a result, the anticipated benefits, including estimated cost savings, of the transaction may be significantly more difficult or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events, including those that are outside of our control. − The integration of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, with that of PNC and PNC Bank may be more difficult to achieve than anticipated or have unanticipated adverse results relating to BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, or our existing businesses. Our ability to integrate BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, successfully may be adversely affected by the fact that this transaction results in us entering several geographic markets where we did not previously have any meaningful presence.  In addition to the BBVA USA Bancshares, Inc. transaction, we grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.  Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.  Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically. We provide greater detail regarding these as well as other factors in our 2020 Form 10-K and in our subsequent Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Appendix: **COVID-19 High Impact Industries**

PNC

$21.2 billion Outstanding Loan Balances *($19.5 billion excluding PPP Loans)*

$12.3 billion Commercial & Industrial Loans *($10.6 billion excluding PPP Loans)*

Leisure Recreation: Restaurants, casinos, hotels, convention centers	**$5.7 billion / 62% Utilization** *Includes $0.8 billion in PPP Loans*
Healthcare Facilities: Elective, private practices	**$2.0 billion / 81% Utilization** *Includes $0.3 billion in PPP Loans*
Retail (non-essential): Retail excluding auto, gas, staples	**$1.0 billion / 20% Utilization** *Includes $0.1 billion in PPP Loans*
Consumer Services: Religious organizations, childcare	**$1.6 billion / 82% Utilization** *Includes $0.3 billion in PPP Loans*
Leisure Travel: Cruise, airlines, other travel / transportation	**$0.6 billion / 50% Utilization** *Includes $0.1 billion in PPP Loans*
Other Impacted Areas: Shipping, senior living, specialty education	**$1.4 billion / 61% Utilization** *Includes $0.1 billion in PPP Loans*

$8.9 billion Commercial Real Estate and Related Loans

Non-Essential Retail & Restaurants: Malls, lifestyle centers, outlets, restaurants	**$2.8 billion / 60% Utilization**
Hotel: Full service, limited service, extended stay	**$3.4 billion / 85% Utilization**
Seniors Housing: Assisted living, independent living	**$2.7 billion / 71% Utilization**

- PPP Lending within the Commercial Real Estate and Related Loans category is not material.
- PNC balances as of 9/30/21 and BBVA USA balances as of 8/31/21; balances exclude securitizations.
- Commercial & Industrial loans exclude PNC Real Estate business loans. Commercial real estate and related loans include commercial loans in the PNC Real Estate business.
- BBVA USA contributed $6.2 billion in balances to the $21.2 billion of outstanding COVID-19 High Impact Industry loan balances shown above.

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Appendix: Oil & Gas Loans 16− PNC balances as of 9/30/21 and BBVA USA balances as of 8/31/21; balances exclude securitizations, loans held for sale, and commercial real estate loans. − BBVA USA contributed $1.6 billion in balances to the $3.9 billion of outstanding Oil & Gas loan balances shown above. $1.5 billion Exploration & Production (0.5% of Loans) Utilization Rate 30% $3.9 billion Outstanding Loan Balance Oil / Gas Mix 53% / 47% $1.4 billion Midstream and Downstream (0.5% of Loans) $1.0 billion Services (0.3% of Loans) Utilization Rate 47% Utilization Rate 21% Midstream Oil / Gas Mix 31% / 69% 1.4% Total Loans As of 9/30/21 $ billions $290.2 billion

Appendix: Well-Reserved for the Current Environment 17 Allowance for Credit Losses (ACL) ACL 6/30/21 ACL 9/30/21 $ m ill io ns $523 $149 $6,375 $6,001 2.16% 2.07% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 1000 2000 3000 4000 5000 6000 7000 8000 6/30/2021 Portfolio Econ 9/30/2021 Portfolio Changes Economic / Qualitative Factors − ACL is Allowance for Loan and Lease Losses plus Allowance for Unfunded Lending Related Commitments, and excludes Allowances for Investment Securities and Other Financial Assets. − Portfolio Changes primarily represent the impact of increases / decreases in loan balances, age and mix due to new originations / purchases, as well as credit quality and net charge-off activity. − Economic / Qualitative Factors primarily represent our evaluation and determination of an economic forecast applied to our loan portfolio, as well as updates to qualitative factor adjustments. ACL to Total LoansACL to Total Loans

Appendix: Non-GAAP to GAAP Reconciliation 18 Return On Average Tangible Common Equity (non-GAAP) For the three months ended $ millions Sept. 30, 2021 June 30, 2021 Sept. 30, 2020 Return on average common shareholders’ equity 10.95% 8.32% 11.76% Average common shareholders’ equity $51,278 $50,246 $49,099 Average Goodwill and Other intangible assets (11,498) (10,157) (9,401) Average deferred tax liabilities on Goodwill and Other intangible assets 250 237 188 Average tangible common equity $40,030 $40,326 $39,886 Net income attributable to common shareholders $1,416 $1,042 $1,455 Net income attributable to common shareholders, if annualized $5,617 $4,179 $5,772 Return on average tangible common equity (non-GAAP) 14.03% 10.36% 14.47% Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity.

Appendix: Non-GAAP to GAAP Reconciliation 19 Tangible Book Value per Common Share (non-GAAP) For the three months ended $ millions, except per share data Sept. 30, 2021 June 30, 2021 Sept. 30, 2020 Book value per common share $121.16 $120.25 $117.44 Tangible book value per common share Common shareholders’ equity $51,250 $51,107 $49,760 Goodwill and Other intangible assets (11,419) (11,515) (9,396) Deferred tax liabilities on Goodwill and Other intangible assets 277 284 187 Tangible common shareholders' equity $40,108 $39,876 $40,551 Period-end common shares outstanding (in millions) 423 425 424 Tangible book value per common share (non-GAAP) $94.82 $93.83 $95.71 Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.

Appendix: Non-GAAP to GAAP Reconciliation 20 Adjusted Income Statement Results (non-GAAP) For the three months ended $ millions Sept. 30, 2021 June 30, 2021 Sept. 30, 2020 Net interest income $2,856 $2,581 $2,484 Noninterest income 2,341 2,086 1,797 Total Revenue $5,197 $4,667 $4,281 Noninterest expense 3,587 3,050 2,531 Pretax, pre-provision earnings (non-GAAP) $1,610 $1,617 $1,750 Provision for (recapture of) credit losses (203) 302 52 Income taxes 323 212 166 Net income $1,490 $1,103 $1,532 Net income attributable to diluted common shares $1,408 $1,037 $1,447 Integration costs pre-tax $243 $111 --- Taxes related to integration costs 51 23 --- Integration costs after tax $192 $88 --- Adjusted net income attrib. to diluted common shares ex. integration costs (non-GAAP) $1,600 $1,125 --- Diluted weighted-average common shares outstanding 426 427 --- Diluted EPS ex. integration costs (non-GAAP) $3.75 $2.64 --- We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for (recapture of) credit losses, which can vary significantly between periods. Additionally, we believe that adjusted net income attributable to diluted common shareholders excluding integration costs and diluted EPS excluding integration costs serve as useful tools in understanding PNC's results by providing greater comparability between periods, as well as demonstrating the effect of significant items. − Income taxes related to integration costs reflect the statutory tax rate of 21%.

Appendix: Non-GAAP to GAAP Reconciliation 21 Taxable-Equivalent Net Interest Income (non-GAAP) For the three months ended $ millions Sept. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sept. 30, 2020 Net interest income $2,856 $2,581 $2,348 $2,424 $2,484 Taxable-equivalent adjustments 22 15 15 17 17 Taxable-equivalent net interest income (non-GAAP) $2,878 $2,596 $2,363 $2,441 $2,501 The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable equivalent net interest income is only used for calculating net interest margin and net interest income shown elsewhere in this presentation is GAAP net interest income.

Appendix: Non-GAAP to GAAP Reconciliation 22 Noninterest Expense excluding Integration Expense and Adjusted Efficiency (non-GAAP) For the three months ended For the year ended $ millions Sept. 30, 2021 June 30, 2021 Sept. 30, 2020 Dec. 31, 2020 Noninterest expense $3,587 $3,050 $2,531 $10,297 Integration expense (235) (101) --- --- Noninterest expense excluding integration expense (non-GAAP) $3,352 $2,949 $2,531 $10,297 Revenue $5,197 $4,667 $4,281 $16,901 Integration costs – contra revenue (8) (10) --- --- Revenue excluding integrations cost - contra revenue (non-GAAP) $5,205 $4,677 $4,281 $16,091 Efficiency ratio 69% 65% 59% 61% Adjusted efficiency ratio (non-GAAP) 64% 63% --- --- We believe that noninterest expense excluding integration expense is a useful tool for the purposes of evaluating and guiding for future expenses that are operational in nature and expected to recur over time as opposed to those related to the integration of BBVA USA. While we expect to have more integration expense as the process continues, these costs are not core to the operation of our business on a forward basis. Also, we believe that noninterest expense excluding integration expense and adjusted efficiency serve as useful tools in understanding PNC's results by providing greater comparability between periods, demonstrating the effect of significant items, and providing useful measures for determining PNC's revenue and expenses that are core to our business operations and expected to recur over time.

Appendix: Non-GAAP to GAAP Reconciliation 23 Adjusted Metrics (non-GAAP) For the three months ended Sept. 30, 2021 $ millions, except for ratios and EPS Reported (j) Integration Costs (k) Adjusted (j-k) (non-GAAP) Total revenue (a) $5,197 ($8) $5,205 Noninterest expense (b) 3,587 235 3,352 Pretax, pre-provision earnings $1,610 ($243) $1,853 Provision for (recapture of) credit losses (203) --- (203) Income from continuing operations before taxes $1,813 ($243) $2,056 Income taxes (benefit) from continuing operations 323 (51) 374 Net income $1,490 ($192) $1,682 Net income, if annualized (c) $5,911 ($762) $6,673 Net income attributable to common shareholders $1,416 ($192) $1,608 Net income attributable to common shareholders, if annualized (d) $5,617 ($762) $6,379 Net income attributable to diluted common shareholders (e) $1,408 ($192) $1,600 Average assets (f) $559,242 --- $559,242 Average common shareholders’ equity (g) $51,278 --- $51,278 Average tangible common shareholders’ equity (h) $40,030 --- $40,030 Diluted weighted-average common shares outstanding (i) 426 --- 426 Return on average assets “ROA” (c/f) 1.06% 1.19% Return on average common shareholders’ equity “ROE” (d/g) 10.95% 12.44% Return on average tangible common shareholders’ equity “ROTCE” (d/h) 14.03% 15.94% Diluted earnings per share (e/i) $3.30 ($0.45) $3.75 Efficiency ratio (b/a) 69% 64% We believe these non-GAAP measures serve as useful tools in understanding PNC's results by providing greater comparability with prior periods, as well as demonstrating the effect of significant one-time items. − Income taxes related to integration costs reflect the statutory tax rate of 21%. Diluted weighted-average common shares outstanding used in the calculation of diluted earnings per share for integration costs are 426 million.